UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

BLUFOREST INC.
Exact name of registrant as specified in its charter

Nevada	000-53614	26-2294927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Republica del Salvador y Shyris Edificio Onix piso 10-C Quito Ecuador
(Address of principal executive offices)	(Zip Code)

593-937-62435
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Bluforest Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 5, 2012 (the "Original Filing") under Item 5.02.   Item 5.02 contained an inadvertent error in its disclosure as to Mr. Charles Miller being the sole officer and director of the Company following Mr. Donihee's resignation, which language has been deleted in this amended filing.

All other disclosure in the Original Filing remains as filed.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2012, James Donihee resigned as a Director of BluForest Inc. and  as a Director of Bluforest Canada Ltd., the Company's wholly owned subsidiary.

Charles Miller CEO accepted Mr. Donihee’s resignation as Director of BluForest Canada  Ltd. and BluForest Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUFOREST INC.

Dated: December 4, 2012	By:	/s/ Charles Miller
	Name:	Charles Miller
`	Title:	Chief Executive Officer/ Chief Financial Officer